Exhibit 99.2

[First Union Logo appears here]                     [Wachovia logo appears here]

                                    The New
                                    Wachovia


                        Strategic and Clearly Compelling
                                for Stockholders


--------------------------------------------------------------------------------

                                 April 16, 2001

Cautionary Statement
--------------------------------------------------------------------------------

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation,
(i) statements about the benefits of the merger between First Union Corporation and Wachovia Corporation, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger; (ii) statements with respect to First Union's and Wachovia's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets", "projects" and similar expressions. These statements are based upon the current beliefs and expectations of First Union's and Wachovia's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the risk that the businesses of First Union and Wachovia will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (6) the failure of First Union's and Wachovia's stockholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (8) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses; (9) changes in the U.S. and foreign legal and regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company's capital markets and asset management activities. Additional factors that could cause First Union's and Wachovia's results to differ materially from those described in the forward-looking statements can be found in First Union's and Wachovia's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to First Union or Wachovia or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. First Union and Wachovia do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

[First Union Logo appears here]                     [Wachovia logo appears here]

Additional Information
--------------------------------------------------------------------------------

The proposed transaction will be submitted to First Union's and Wachovia's stockholders for their consideration, and First Union and Wachovia will file a registration statement, a joint proxy statement/prospectus and other relevant documents concerning the proposed transaction with the SEC. Stockholders are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about First Union and Wachovia, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to First Union, Investor Relations, One First Union Center, Charlotte, North Carolina 28288-0206 (704-374-6782), or to Wachovia, Investor Relations, 100 North Main Street, Winston-Salem, North Carolina 27150 (888-492-6397).

First Union and Wachovia, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of First Union and Wachovia in connection with the merger. Information about the directors and executive officers of First Union and their ownership of First Union common stock is set forth in the proxy statement, dated March 13, 2001, for First Union's 2001 annual meeting of stockholders, as filed with the SEC on a Schedule 14A. Information about the directors and executive officers of Wachovia and their ownership of Wachovia common stock is set forth in the proxy statement, dated March 19, 2001, for Wachovia's 2001 annual meeting of stockholders, as filed with the SEC on a Schedule 14A. Additional information regarding the interests of those participants may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

[First Union Logo appears here]                     [Wachovia logo appears here]

The New Wachovia
--------------------------------------------------------------------------------


                  ---------------------------------------------
                  Regional Ruler with Scale National Businesses
                  ---------------------------------------------


Strategic              #1 Retail bank in East
Proposition:
                       Premier wealth management and brokerage franchise

                       Strengthened middle market-focused corporate and investment banking group

Low Risk:              Market-for-market merger of equals

                       In market-- significant efficiencies

                       Measured approach to integration

                       Key management in place

                       Strong balance sheet and enhanced reserves

[First Union Logo appears here]                     [Wachovia logo appears here]

The New Wachovia
Focused Strong Management Team
--------------------------------------------------------------------------------

[A chart appears here with the following text]

                                  New Wachovia
                               Board of Directors
                                     50/50

             Ken Thompson                            L.M. "Bud" Baker
           President and CEO                             Chairman

                                   Ben Jenkins
                                 General Banking

                                    Bob Kelly
                                    Finance

                                  David Carroll
                               Merger Integration
                                   Bob McCoy


                                   Jean Davis
                            Operations and Technology

                                   Stan Kelly
                               Wealth Management

                                   Don Truslow
                                Risk Management

                                  Mark Treanor
                                      Legal

                                   Paul George
                                 Human Resources

                                  Don McMullen
                                  Brokerage and
                                Asset Management

                               Barnes Hauptfuhrer
                                 Steve Cummings
                        Corporate and Investment Banking


[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Strategic and Clearly Compelling for All Shareholders
--------------------------------------------------------------------------------

o Positioned for superior financial performance
  - Attractive demographics
  - Standout distribution
  - Product leadership
o Compatible, disciplined management team
o Leverages best practices, products and people of each partner


--------------------------------------------------------------------------------
                           Significant Value Creation
                     This Is Not Simply About Getting Bigger
--------------------------------------------------------------------------------

[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Shareholder Value Created
--------------------------------------------------------------------------------

New Paradigm Transaction

o        Immediately accretive to cash EPS for all shareholders

o        IRR in excess of 20% for each partner

o        All assumptions are conservative
         -    Cost saves-- 8% of combined expenses
         -    No revenue enhancements
         -    No credit given to significant investable excess capital generated
         -    Measured approach to integration
o        In market-- low execution risk


[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Merger Summary


Name:                  Wachovia

Accounting:            Purchase

Exchange Ratio:        2.0 First Union shares for each Wachovia share

Dividend:              Initial quarterly dividend rate of $0.24
                       Payout ratio targeted at 35-40%

Management:            L.M. (Bud) Baker, Chairman
                       Ken Thompson, President & CEO

Board Composition:     50% First Union directors, 50% Wachovia directors

Headquarters:          Charlotte, North Carolina

Estimated Divestitures: Approximately $1.5-$2 billion

Timing:                Expected closing 3rd quarter 2001

Approvals:             Normal regulatory approvals and both companies'
                       shareholder approvals

Stock Options:         Reciprocal options for 19.9%

Other: Pre closing $.48 dividend to existing Wachovia stockholders

[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Low Risk -- High Rewards
--------------------------------------------------------------------------------
                                                      Impact on
Business Lines                                       Each Partner
o        Retail Bank Strength
         -        Distribution                         Improved
         -        Market share                         Improved
o        Brokerage and Wealth Management Scope
         -        Product mix                          Improved
         -        Distribution                         Improved
o        Corporate/Investment Bank Scale
         -        Client mix                           Improved
         -        Cross sell opportunities             Improved

Financial
o        Cash EPS                                      Improved
o        Growth Rate of Net Income                     Improved
o        Reserve Coverage                              Improved
o        Capacity to Generate Excess Capital           Improved


[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Asset Gathering, Distribution Powerhouse
--------------------------------------------------------------------------------

                                    Pro Forma
                             Net Income Composition


                                 2001 Estimate

            [Pie chart appears here with the following plot points]


          Retail Bank                                  46%
          Brokerage and Wealth Management              21%
          Corporate and Investment Bank                24%
          Other                                         9%


                              [Arrow appears here]

                          "Normalized" over 3-5 years

            [Pie chart appears here with the following plot points]

          Retail Bank                               35-40%
          Brokerage and Wealth Management           30-35%
          Corporate/Investment Bank and Other       25-30%


               -------------------------------------------------
               Focus on higher growth businesses has not changed
               -------------------------------------------------


[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Business/Financial Goals
--------------------------------------------------------------------------------

                                                      Net Income
Business Line                                        Growth Goals
Retail Bank                                            7% - 9%
Brokerage and Wealth Management                         15%+
Corporate and Investment Bank                           10%+


                                Corporate Goals
                           Cash EPS Growth 10% - 12%+
                         Cash Return on Equity 16% - 20%
                    Cash Return on Tangible Equity 25% - 30%



[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Superior Market Share
--------------------------------------------------------------------------------

[Map appears here depicting all Wachovia and First Union offices on East Coast]


                             #1 Retail Bank in East

                                              Deposit
         Rank           State                  Share
--------------------------------------------------------------------
          #1        North Carolina              24%
          #1        South Carolina              21%
          #1        Virginia                    20%
          #1        Eastern PA                  20%
          #1        Georgia                     19%
          #2        Florida                     16%
          #2        New Jersey                  12%


[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Enhanced Share AND Growth
--------------------------------------------------------------------------------

Projected Population Growth(1)

[Bar chart appears here with the following plot points.]


          Total U.S.                         4.5%
          New Wachovia Markets               6.0%


o    #1 Share in 8 of top 15 MSAs in footprint
     - Atlanta                                - Philadelphia
     - Charlotte                              - West Palm
     - Greensboro                             - Jacksonville
     - Richmond                               - Raleigh-Durham

o 90% of deposits in MSAs where combined company will rank in top 3 in market share

o    Improved market position and potential efficiencies drive growth

--------------------------------------------------------------------------------
                           Retail Bank Earnings Growth
                                 Target of 7%-9%
--------------------------------------------------------------------------------

(1) Weighted average growth rates.


[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Distribution Powerhouse
--------------------------------------------------------------------------------
o    #3 bank branch network                      --    2,900 branches

o    #6 brokerage network in U.S.                --    600 offices

o    #5 nationwide ATM network                   --    5,128 ATMs

o    #2 on-line banking franchise                --    3 million customers

o    Private client, high net worth platform     --    133 offices

o    Leading direct telephone bank               --    150 million +
                                                       call capacity



                   -----------------------------------------
                   Tailored Delivery to 19 Million Customers
                   -----------------------------------------

[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Brokerage and Wealth Management Scope
--------------------------------------------------------------------------------

[FIRST UNION        o    8,350 registered reps nationwide
SECURITIES
LOGO APPEARS HERE]

[EVERGREEN FUNDS    o    $222 billion AUM
LOGO APPEARS HERE]

[IJL WACHOVIA       o    $96 billion in mutual fund assets
LOGO APPEARS HERE]
                          -    4th largest among banks

                          -    112 mutual funds

[OFFITBANK LOGO     o    $15 billion in ultra high* net worth assets
APPEARS HERE]


*Over $10 million in investable assets

[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Brokerage and Asset Management Growth Drivers
--------------------------------------------------------------------------------

o    Expanded mutual fund/annuity offerings

o    Enhanced brokerage distribution for securities

o    Cross-sale of institutional asset management

o    Drive greater penetration of both partners' customer base


                         ------------------------------
                         Targeting 15%+ Earnings Growth
                                  Over a Cycle
                         ------------------------------


[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Corporate and Investment Banking Leader
--------------------------------------------------------------------------------

o    Leader in corporate/middle market relationships on East Coast

o    Premier treasury services/cash management provider

o    Full service investment banking capability

     -  Capital Markets
     -  Advisory Services
     -  Private Equity


                  -------------------------------------------
                  Leverages significant platform over broader
                            corporate customer base
                  -------------------------------------------

[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Corporate and Investment Banking Growth Drivers
--------------------------------------------------------------------------------

Maintain Strategic       o    Industry-aligned corporate and investment
      Focus                   banking teams

                         o    Focus on middle market companies

                         o    Leverage in-footprint advantage
--------------------------------------------------------------------------------

  Actively Manage        o    Active portfolio management
      Credit
  Relationships          o    Manage down significant concentrations

                         o Higher RAROC hurdles to be applied to credit relationships
--------------------------------------------------------------------------------

    Deepen and           o    Treasury services/cash management
  Enhance Client
   Relationships         o    Capital markets/derivatives

                         o    Debt and equity underwriting

                         o    M&A/High yield

                   -------------------------------------------
                   Targeting 10%+ Earnings Growth over a Cycle
                   -------------------------------------------

[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Disciplined Financial Operating Philosophy
--------------------------------------------------------------------------------

o    Culture of expense control and positive operating leverage

o    Financial performance driven -- focused on quality growth

     - Utilize RAROC and economic profit (EP) metrics

     - Minimum 18% IRR for external investments

o    Rigorous capital allocation methodology

     - Minimum 15% IRR for internal investments

     - Willingness to exit low return, capital intensive businesses

o    Cash earnings will be used as basis for future reporting


                         -----------------------------
                         Commitment to measurement and
                         accountability at every level
                         -----------------------------

[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Financial Assumptions
--------------------------------------------------------------------------------

Cost Savings:             $890 million pre-tax

Integration Period:       3 years

Restructuring Charge:     $1.45 billion pre-tax

Accounting:               Purchase

Allowance Increase:       $450 million

Assumed Impact            $30 million net income foregone
of Divestiture:           No credit given for reinvestment of sale proceeds

Revenue Enhancements:     None Assumed

Reinvestment of Net
Excess Capital Generated: None Assumed


     Additionally, purchase accounting adjustments will be made at closing

[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Pro Forma Financial Results
--------------------------------------------------------------------------------


                              2002E          2003E          2004E

Cash EPS                      $3.28          $3.67          $4.11
     Wachovia Accretion        15.2%          17.4%          19.8%
     First Union Accretion      3.7%           5.3%          7.1%

New GAAP EPS                  $3.09          $3.49         $3.96
     Wachovia Accretion         9.1%          12.8%         16.6%
     First Union Accretion      0.0%           2.5%          5.4%

Conservative Assumptions

o    Modest cost savings phased in over 3 years

o    No revenue enhancements

o    No credit given to significant investable excess capital

[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Financial Overview
--------------------------------------------------------------------------------

   ($ in millions, except per share data)

                                     2002         2003     2004
-------------------------------------------------------------------
Projected First Union Cash Income   $ 3,090    $ 3,383    $ 3,710
Projected Wachovia Cash Income        1,056      1,154      1,262
     Impact of Divestiture              (30)       (30)       (30)
     Core Deposit Amortization         (273)      (232)      (191)
     Expense Efficiencies               303        414        552
                                    -------    -------    -------
Total Deal Impact                         0        152        331
                                    -------    -------    -------
Projected Net New GAAP Income       $ 4,146    $ 4,689    $ 5,303
Projected Net Cash Income           $ 4,419    $ 4,921    $ 5,494
                                    =======    =======    =======


[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Conservative/Achievable Expected Cost Synergies
--------------------------------------------------------------------------------



                                   Amount
----------------------------------------------
Personnel                           $420
Equipment/Related Assets              30
Occupancy                            114
Other                                326
                                    ----
Total Pre-Tax Synergies per Annum   $890
As a % of Combined Expenses            8%
Peer Transaction Average              12%


                   ------------------------------------------
                   Quarterly disclosure of actual performance
                           against expected synergies
                   ------------------------------------------


[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
One-Time Restructuring Charge
--------------------------------------------------------------------------------


                  One-time integration charge of $1,450 million
                                pre-tax expected

Staff Training, Retention and Severance                $465
Integration Real Estate/Premises                        295
Systems                                                 435
Other                                                   255
                                                     ------
     Total Pre-Tax Charges                           $1,450
     Pre-Tax Charges as a % of Synergies                163%
     Peer Transaction Average                           160%

Addition to Allowance                                  $450

     Additionally, purchase accounting adjustments will be made at closing


[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Positioned to Generate Significant Excess Capital
--------------------------------------------------------------------------------

                                        2002(1)
                                        -------
($ in billions)

Pro forma earnings                      $  4.2
Efficiencies                                .5
Capital generated annually              $  4.7
                                        ------
Pro forma dividend                        (1.5)
6% loan growth                            (0.7)
                                        ------
Net Excess Annual Capital
Generated                               $  2.5

                     --------------------------------------
                     Free Capital Expected To Grow Over 15%
                           Per Annum Over Next 3 Years
                     --------------------------------------

(1) Assumes fully phased in efficiencies and all numbers are on an after-tax basis.


[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Potential Reinvestment Impact
--------------------------------------------------------------------------------

o Redeploying $2.5 billion of net excess capital generated per annum should substantially enhance cash EPS and growth


                                             Per Annum/Per Share Impact
-    Share Repurchase                                  $0.20

-    Reinvestment in Key Business Lines

          15% IRR                                      $0.27
          18% IRR                                      $0.32


          -----------------------------------------------------------
              Purchase accounting affords New Wachovia substantial
          flexibility to optimally manage and redeploy excess capital
          -----------------------------------------------------------


[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Three Year Integration Plan Minimizes Risk
--------------------------------------------------------------------------------

                    ----------------------------------------
                    Decisive, clear, clean and appropriately
                             paced for our customers
                    ----------------------------------------

o    Approximately 250-300 planned branch consolidations

     - No branch closures within first 12 months and until system conversion is complete

     - Approximately 65% within .5 mile and all within 1 mile

o    7,000 positions affected over the next 3 years

     - Approximately 50% absorbed through normal attrition

     - Hiring freeze immediately in place

o    Actively communicate with all constituencies

     - Customers         - Employees         - Communities


[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Well Reserved for Portfolio Risk

o Enhanced reserves of $450 million established to reduce credit concentrations

                       New Wachovia
                       ------------
Total Assets             $323.7
Net Loans                 174.3
Loan Loss Reserves          3.1
Nonperforming Loans**       1.6

                                             Top 20
                                          Bank Median*
                                          ------------
Reserves/Loans             1.76%              1.50%
NPAs/Assets                 0.56%             0.51%


 * As of 12/31/00.
** Excludes NPLs classified in held for sale.

[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Strong Balance Sheet


                              The New Wachovia
($ in billions)             Pro forma at Closing
------------------------------------------------
Common equity                      $28.7
Trust preferred                      3.0
Intangibles                        (11.7)
                                   -----
Tier 1 capital                     $20.0
Total capital                       31.3
Net risk weighted assets          $258.6               Top 20
Adj. avg. assets                   294.9            Bank Median*
Tier 1 capital                       7.7%                7.6%
Total capital                       12.1%               11.2%
Leverage Ratio                       6.8%                7.1%

* As of 12/31/00.
[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Returns Well in Excess of Investment Hurdle Rates



                     --------------------------------------
                     20%+ internal rates of return for both
                             companies' shareholders
                     --------------------------------------


Conservative IRR Assumptions

o    Cash earnings through 2004 as shown herein

o    Growth of 10% per annum through 2006, low end of expectations

o Net excess free capital generated, before dividends, assumed as per annum cashflow

o    Initial investment equal to adjusted current share prices

o Terminal values consistent with both partners' current public market earnings multiple

[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Financially Attractive -- Execution Risk Mitigated
--------------------------------------------------------------------------------

o    Clearly defined management roles

o    Strong balance sheet

o    In market-- measured integration over 3 years

o    Realistic expense savings estimates

o    Modest deposit divestitures expected

o    No revenue enhancements assumed despite opportunities

o    No credit given to significant investable excess capital generated

                         ------------------------------
                         Customers will be our #1 focus
                         ------------------------------

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                                       30

The New Wachovia
Summary
--------------------------------------------------------------------------------

o    Creates regional ruler with scale national businesses

o    Conservative, compelling, shareholder focused transaction

o    Integration excellence

o    Will remain intensely focused on:

     -    Customer Service

     -    Revenue Growth

     -    Cost Control

     -    Value Creation


                         ------------------------------
                         Customers will be our #1 focus
                         ------------------------------

[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

--------------------------------------------------------------------------------

                                    Appendix




[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Balance Sheet
--------------------------------------------------------------------------------

                                                 December 31, 2000
                                                   ($ millions)

                             First Union       Wachovia      Pro Forma
-----------------------------------------------------------------------
Cash & Equivalents              24,385             4,690       29,075
Net Loans                      122,038            54,179      176,217
Securities & Trading Assets     70,876             9,556       80,432
Other Assets                    36,871             5,607       42,478
                               -------            ------      -------
Total Assets                   254,170            74,032      328,202
Deposits                       142,668            44,412      187,080
Short-term Borrowings           47,801             9,944       57,745
Long-term Debt                  35,809            10,808       46,617
Other Liabilities               12,545             2,583       15,128
                               -------            ------      -------
Total Liabilities              238,823            67,747      306,570
Common Equity                   15,347             6,285       21,632
                               -------            ------      -------
Total Liabilities and Equity   254,170            74,032      328,202

Not adjusted for Republic Security Financial acquisition.

[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Loan Composition
--------------------------------------------------------------------------------

                                 First Union                   Wachovia                 Pro Forma
                         -----------------------------------------------------------------------------------
                            Total         % of Total     Total         % of Total                % of Total
                           12/31/00          Loans     12/31/00          Loans      Total          Loans
------------------------------------------------------------------------------------------------------------
Commercial & Industrial   $  54,207            44%    $  18,266            36%   $  72,473           42%
Lease Financing, net          8,983             7%        2,840             6%      11,823            7%
Commercial Real Estate       12,322            10%       12,395            25%      24,717           14%
Residential Real Estate      17,708            14%        9,234            18%      26,942           15%
Consumer                     25,087            20%        6,393            13%      31,480           18%
Other                         5,453             4%        1,380             3%       6,833            4%
                            -------           ---        ------           ---      -------          ---
                            123,760           100%       50,508           100%     174,268          100%
Card                                                      4,494                      4,494
Loan Loss Reserve            (1,722)                       (823)                    (2,545)
                             ------                        ----                     ------
Net Loans                   122,038                      54,179                    176,217


Not adjusted for Republic Security Financial acquisition.

[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Deposit Composition
--------------------------------------------------------------------------------


($ millions)

                               First Union             Wachovia                 Pro Forma
                         -----------------------------------------------------------------------
                            Total      % of Total  Total      % of Total             % of Total
                           12/31/00       Loans   12/31/00       Loans     Total        Loans
------------------------------------------------------------------------------------------------
Deposits
     Demand                $ 30,315         21%   $  9,180         21%   $ 39,495         21%
     Savings, NOW            56,845         40%     18,019         41%     74,864         40%
     Consumer CDs            35,223         25%      9,535         21%     44,758         24%
                            -------         --      ------         --     -------         --
     Core Deposits          122,383         86%     36,734         83%    159,117         85%
     Other Time              12,490          9%      3,673          8%     16,163          9%
     Foreign                  7,795          5%      4,005          9%     11,800          6%
                            -------         --      ------         --     -------         --
          Total Deposits    142,668        100%     44,412        100%    187,080        100%


Not adjusted for Republic Security Financial acquisition.


[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Modest Estimated Deposit Divestiture
--------------------------------------------------------------------------------

($ millions)

                                                    Required
                                                    Divested
Announce Date              Transaction              Deposits     % of Deposits
--------------------------------------------------------------------------------
   3/15/99          Fleet/BankBoston                $13,400         27.6%
   8/12/91          Bank America/Security Pacific     9,000         11.2
    5/8/95          U.S. Bancorp/West One               720         10.5
   4/10/00          Wells Fargo/First Security        1,200          9.1
   8/29/97          NationsBank/Barnett               2,600          7.8
   4/27/98          First Union/CoreStates            2,300          6.8
   1/24/96          Wells Fargo/First Interstate      2,546          5.2
                                                  ----------------------------
                                                    Average         11.2%
                                                  ----------------------------

--------------------------------------------------------------------------------
   4/16/01          First Union/Wachovia       $1,500-2,000      3.4%-4.5%
--------------------------------------------------------------------------------


[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Strong Market Share and Branch Efficiency
--------------------------------------------------------------------------------

($ billions)                     Market         Deposits/
(Post Consolidation)   Deposits  Share  Rank    Branch     Rank
----------------------------------------------------------------
North Carolina         $  27.2   24.2%   1       $54        1
South Carolina             8.1   21.2    1        55        1
Virginia                  17.4   19.7    1        60        1
Georgia                   18.5   19.1    1        59        1
Florida                   34.3   16.5    2        54        2

Eastern Pennsylvania      21.5   19.5    1        62        3
District of Columbia       1.8   15.2    3        55        3
New Jersey                18.3   11.7    2        54        2
Connecticut                4.1    7.1    4        50        5
Maryland                   4.1    6.4    6        41        4
New York                  18.6    4.2    5        56        5


[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Strategic Rationale
--------------------------------------------------------------------------------

Largest Bank in the Southeast by Deposits(a)

  Rank  Institution                   Deposits ($B)    Share       Branches
-----------------------------------------------------------------------------
        ProForma                          $98.2(b)     18.90%        1,920
    1   Bank of America Corp.              78.2(b)     15.00         1,636
    2   First Union                        64.1        12.30         1,139
    3   SunTrust Banks, Inc.               45.1         8.66           879
    4   Wachovia                           41.3         7.92           781
    5   BB&T Corp.                         35.2         6.76           852
    6   SouthTrust Corp.                   16.0         3.07           413
    7   Regions Financial Corp.             9.3         1.79           256
    8   First Citizens BancShares Inc.      8.5         1.64           394
    9   Synovus Financial Corp.             8.3         1.59           198
   10   Royal Bank of Canada                8.1         1.56           258

        ---------------------------------------------------------------
        The combined company will be the leading Southeastern franchise with 25% more deposits than its next nearest competitor
        ---------------------------------------------------------------

Source: SNL Securities, as of June 30, 2000.
(a) Includes the states of VA, NC, SC, GA and FL.
(b) Excludes home office branch deposits.


[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Executive Summary
--------------------------------------------------------------------------------

Creates One of the Nation's Largest Banking Franchises by any Measure(a) ($ in billions)

            Market Value
----------------------------------
1     Citigroup             $223.7
2     Bank of America         88.4
3     J.P. Morgan Chase       86.7
4     Wells Fargo             84.7
      Pro Forma               45.1
5     FleetBoston/Summit      41.3
6     U.S. Bancorp/Firstar    39.5
7     Bank of New York        36.4
8     Bank One                36.1
9     Fifth Third/Old Kent    33.1
10    First Union             32.4
17    Wachovia                12.7


           Common Equity
----------------------------------
1     Citigroup              $63.0
2     Bank of America         47.6
3     J.P. Morgan Chase       40.8
4     Wells Fargo             26.2
      Pro Forma               21.9
5     FleetBoston/Summit      18.8
6     Bank One                18.4
7     First Union             15.3
8     U.S. Bancorp/Firstar    15.2
9     SunTrust Banks           8.2
10    National City            6.7
15    Wachovia                 6.5

        2000 Operating Income
----------------------------------
1     Citigroup              $14.0
2     Bank of America          7.9
3     J.P. Morgan Chase        5.8
4     Wells Fargo              4.4
      Pro Forma                3.9
5     U.S. Bancorp/Firstar     3.6
6     FleetBoston/Summit       3.1
7     First Union              2.9
8     Bank One                 2.0
9     Bank of New York         1.4
10    SunTrust Banks           1.3
17    Wachovia                 1.0


          Total Assets
----------------------------------
1     Citigroup               $901
2     J.P. Morgan Chase        715
3     Bank of America          642
      Pro Forma                328
4     Wells Fargo              272
5     Bank One                 269
6     First Union              254
7     FleetBoston/Summit       219
8     U.S. Bancorp/Firstar     165
9     SunTrust Banks           103
10    National City             89
14    Wachovia                  74

* Note: Wachovia data pro forma for Republic Financial acquisition.
(a) Financial information as of December 31, 2000; market information as of March 31, 2000


[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Strategic Rationale
--------------------------------------------------------------------------------

Leading Market Share Position in Many of the Largest MSAs

                                               Pro Forma First Union/Wachovia
                                               ------------------------------   5 Year Est.
Pro Forma Largest MSAs                          Rank     Deposits      Share    Pop. Growth
----------------------                          ----     --------      -----    -----------
Philadelphia, PA-NJ                               1      16,517        23.9        0.28
Atlanta, GA                                       1      14,838        27.2       12.73
Charlotte-Gastonia-Rock Hill, NC-SC (a)           1       9,407        46.5        7.06
Washington, DC-MD-VA-WV                           3       7,492        10.8        6.32
Greensboro-Winston-Salem-High Point, NC           1       6,803        33.4        5.55
Miami, FL                                         2       6,377        15.8        0.76
Newark, NJ                                        2       6,369        18.4        4.82
West Palm Beach-Boca Raton, FL                    1       4,936        23.1       10.91
Jacksonville, FL                                  1       4,148        41.0        7.28
Richmond-Petersburg, VA                           1       4,068        25.4        3.62
Tampa-St. Petersburg-Clearwater, FL               2       4,039        12.9        5.38
New Haven-Bridgeport-Stamford, CT                 3       3,725        12.7        0.84
Fort Lauderdale, FL                               2       3,660        16.0        8.03
Raleigh-Durham-Chapel Hill, NC                    1       3,251        26.7       12.16
Roanoke, VA                                       1       2,944        58.2       (0.62)
Middlesex-Somerset-Hunterdon, NJ                  3       2,919        11.5        2.51
Monmouth-Ocean, NJ                                2       2,823        16.0        6.42
Baltimore, MD                                     5       2,635         8.1        2.37
Orlando, FL                                       3       2,316        14.0       10.87


   --------------------------------------------------------------------------
   The combined company will be the leading player in 7 of its top 10 markets
   --------------------------------------------------------------------------

Source: SNL Securities, as of June 30,2000,excluding foreign deposits.
(a) Excludes BAC's $22.4 billion home office deposit.


[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Comparison to Peers*
--------------------------------------------------------------------------------

                                             New(1)
                                           Wachovia     Ranking     FBF          ONE          USB          WFC          BAC
                                           --------     -------     ---          ---          ---          ---          ---
Market Capitalization (as of 03/31/01)      $   45         5      $   41       $   36       $   39       $   85       $   88
Total Assets                                $  324         2      $  219       $  269       $  165       $  272       $  642
Deposits                                    $  187         2      $  129       $  167       $  110       $  170       $  364
Fee Revenue/Total Revenue                     46.5%        2        52.1%        36.6%        42.9%        44.9%        44.0%
Assets Under Management                     $  222         2      $  127       $  131       $  116       $  138       $  277
Mutual Funds                                $   96         2      $   39       $   70       $   50       $   69       $  107
Registered Representatives                   8,350         1       1,226          770        1,175          626        2,472
Online Customers (millions)                    2.9         2         1.0          0.9          0.4          2.5          3.0
Branches                                     2,861         3       1,700        1,800        2,239        3,092        4,500

* $s in billions and as of 12/31/00 except as noted
(1) Pro forma for Wachovia card divestiture


[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Conservative Synergy Estimates
--------------------------------------------------------------------------------

($ millions)                                 Pre-Tax       Synergies as a % of  Ratio of One Time
Recent Merger Transactions                  Synergies       Combined Expenses       Synergies
--------------------------                  ---------       -----------------       ---------
Star Banc/Firstar (July 1998)                $  174                16%                 1.9x
Fleet Financial/BankBoston (March 1999)       1,000                14%*                0.7
NationsBank/BankAmerica (April 1998)          2,203                13%                 0.6
Bank One/First Chicago (April 1998)             930                10%                 1.3
Firstar/Mercantile (September 1999)             169                 8%                 2.5
Norwest/Wells Fargo (June 1998)                 650                 8%                 1.5
Firstar/U.S. Bancorp (October 2000)             266                 5%                 3.0

Average                                                            11%                 1.6
In-Market Average                                                  12%


---------------------------------------------------------------------------------------------
New Wachovia                                   $890                 8%                 1.6x
---------------------------------------------------------------------------------------------

* Excludes Latin American expense base


[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]

The New Wachovia
Strategic Rationale
--------------------------------------------------------------------------------


Compelling Pro Forma Market Presence


                                                    Pro Forma
                          ----------------------------------------------------------
MSA Market                # of      # of        Deposits   % of Total
Share Rank                MSAs    Branches       ($ B)     MSA Deposits   Cumulative
----------                ----    --------       -----     -------------  ----------
#1                         24      1,252      $   76.5         52%           52%
#2                         14        614          38.0         26%           78%
#3                          8        405          18.8         13%           90%
Other MSA                  29        370          14.3         10%          100%
Total MSAs (a)             75      2,641      $  147.6        100%
                                               =======        ====
Non MSAs                             246         $10.9
Total Deposits (a)                              $158.4
                                               =======

% of U.S. Deposits in MSAs (a)       93%
U.S. Total Deposit Rank               4

          -----------------------------------------------------------
          90% of pro forma MSAs will have a top 3 ranking by deposits
          -----------------------------------------------------------

Source: SNL Securities, as of June 30,2000,excluding foreign deposits.
(a) Deposits exclude $15.8 billion deposit in Kent, NY branch.



[FIRST UNION LOGO APPEARS HERE]                     [WACHOVIA LOGO APPEARS HERE]